Provision for de-characterization of dam structures and asset retirement obligations (Policies)	12 Months Ended
Dec. 31, 2024
Provision For De-characterization Of Dam Structures And Asset Retirement Obligations
De-characterization of dam structures

De-characterization of dam structures - The definition of the main critical assumptions and estimates applied by the Company in the de-characterization provision is supported by internal and external engineering and geology advisors and considers, among others: (i) volume of the waste to be removed based on historical data available and interpretation of the enacted laws and regulations; (ii) location availability for the tailings disposal; (iii) engineering methods and solutions; (iv) security levels; (v) productivity of the equipment used; (vi) advances in geological studies and new hydrological information; and (vii) discount rate update.

Therefore, future expenditures may differ from the amounts currently provided because the realized assumptions and various other factors are not always under the Company’s control. These changes to key assumptions could result in a material impact to the amount of the provision in future reporting periods. At each reporting period, the Company will reassess the key assumptions used in the preparation of the projected cash flows and will adjust the provision, if required.

Asset retirement obligations - The definition of the main critical assumptions and estimates applied by the Company in the asset retirement obligations and environmental obligations is supported by internal and external engineering and geology advisors and considers, among others: interest rate, cost of closure, useful life of the mining asset considering the current conditions of closure and the projected date of depletion of each mine. Any changes in these assumptions may significantly impact the recorded provision. Therefore, the estimated costs for closure of the mining assets are deemed to be a critical accounting estimate and annually reviewed.